Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GolfGear International, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commisson on the date hereof (the "Report"), we John Pierandozzi, President of the Company, and Daniel Wright, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

John Pierandozzi,                                          Daniel C Wright,
PresidentChief                                             Financial Officer
Dated August 19, 2003                                      Dated August 19, 2003


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